Supplement to the
Fidelity Flex℠ Funds
Fidelity Flex℠ Small Cap Fund
February 17, 2017
Prospectus

Eirene Kontopoulos, Morgen Peck, and Shadman Riaz no longer serve as co-managers of the fund.

The following information has been removed from the "Fund Summary" section under the "Principal Investment Strategies" heading.

  Allocating the fund's assets across different market sectors (at present, consumer discretionary, consumer staples, energy, financials, health care, industrials, information technology, materials, real estate, telecom services, and utilities), using different Fidelity managers.

The following information replaces similar information found in the "Fund Summary" section under the "Portfolio Manager(s)" heading.

Richard Thompson (lead portfolio manager) has managed the fund since March 2017.

Clint Lawrence (co-manager) has managed the fund since August 2017.

Patrick Venanzi (co-manager) has managed the fund since March 2017.

The following information has been removed from the "Fund Basics" section under the "Principal Investment Strategies" heading.

The Adviser allocates the fund's assets across different market sectors, using different Fidelity managers to handle investments within each sector. At present, these sectors include consumer discretionary, consumer staples, energy, financials, health care, industrials, information technology, materials, real estate, telecom services, and utilities.

The Adviser expects the fund's sector allocations will approximate the sector weightings of the Russell 2000® Index. While the Adviser may overweight or underweight one or more sectors from time to time, the Adviser expects the returns of the fund to be driven primarily by the security selections of the managers of each sector.

The following information replaces the biographical information found in the "Fund Management" section under the "Portfolio Manager(s)" heading.

Richard Thompson is lead portfolio manager of the fund, which he has managed since March 2017. He also manages other funds. Since joining Fidelity Investments in 1996, Mr. Thompson has worked as a research analyst and portfolio manager.

Clint Lawrence is co-manager of the fund, which he has managed since August 2017. He also manages other funds. Since joining Fidelity Investments in 2007, Mr. Lawrence has worked as a research analyst and portfolio manager.

Patrick Venanzi is co-manager of the fund, which he has managed since March 2017. He also manages other funds. Since joining Fidelity Investments in 2001, Mr. Venanzi has worked as a research analyst and portfolio manager.

ZSC-17-01 1.9885340.100	August 25, 2017